UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2019

EMPIRE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, NY	12701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NYNY	Nasdaq Global Market

Item 8.01. Other Events.

Litigation Relating to the Merger

As previously disclosed, on August 18, 2019, Empire Resorts, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Hercules Topco LLC, a Delaware limited liability company (“Parent”), Hercules Merger Subsidiary Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company. Parent and Merger Sub are affiliates of Kien Huat Realty III Limited (“Kien Huat”) and Genting Malaysia Berhard (“GenM”). Kien Huat, GenM and their respective affiliates are currently the holders of approximately 86% of the voting power of the Company’s outstanding capital stock. The Merger Agreement provides for, upon the terms and subject to the conditions set forth in the Merger Agreement, the merger of Merger Sub with and into the Company, with the Company surviving as a subsidiary of Parent (the “Merger”).

On October 8, 2019 and October 28, 2019, respectively, two putative class action complaints challenging the Merger were filed in New York State Supreme Court, Sullivan County. The first Sullivan County case is captioned David Mullen v. Empire Resorts, Inc. et al., Index No. E2019-2085 (the “Mullen State Court Litigation”). The second Sullivan County case is captioned Julie Milano v. Empire Resorts, Inc. et al., Index No. E2019-2207 (the “Milano Litigation,” and, collectively with the Mullen State Court Litigation, the “Sullivan County Litigations”). The Sullivan County Litigations allege that the members of the Company’s Board of Directors (the “Board”) breached their fiduciary duties in connection with the negotiation and approval of the Merger Agreement, as well as in authorizing the disclosures made in the Company’s preliminary proxy statement filed with the SEC on September 24, 2019 (the “Preliminary Proxy”). The Sullivan County Litigations further allege that each of the Company, Parent, Merger Sub, Kien Huat, and GenM aided and abetted the Board’s alleged breaches of fiduciary duty. On October 28, 2019, the plaintiff in the Mullen State Court Litigation voluntarily dismissed the Mullen State Court Litigation.

On October 15, 2019, October 18, 2019 and October 29, 2019, respectively, three federal complaints challenging the Merger were filed in the United States District Court for the District of Delaware and the United States District Court for the Southern District of New York. The Delaware federal case is captioned Adam Franchi v. Empire Resorts, Inc. et al., Case No. 1:19-cv-01947-RGA (the “Franchi Litigation”) and the two New York federal cases are captioned David Mullen v. Empire Resorts, Inc. et al., Case No. 1:19-cv-09632-LAK (the “Mullen Federal Litigation”) and Harold Litwin v. Empire Resorts, Inc. et al., Case No. 1:19-cv-10026 (the “Litwin Litigation,” and, collectively with the Franchi Litigation, the Milano Litigation, and the Mullen Federal Litigation, the “Merger Litigations”). In the Franchi Litigation, Mullen Federal Litigation, and Litwin Litigation, each plaintiff asserts claims against the Company and certain members of the Board under Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 14a-9 promulgated thereunder, as well as Section 20(a) of the Exchange Act. Each plaintiff alleges that the Company’s definitive proxy statement filed with the SEC on October 11, 2019 (the “Proxy Statement”) was misleading and omitted certain information with respect to the Merger.

Each of the Merger Litigations seeks, among other things, to enjoin the Merger and recover damages, as well as an award of the plaintiffs’ attorneys’ fees and costs of the litigation.

The defendants deny all such allegations and believe the Merger Litigations are without merit. Furthermore, the defendants believe that the disclosures in the Preliminary Proxy and the Proxy Statement are adequate under the law. However, to alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its stockholders, the Company has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current

Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Merger Litigations that any additional disclosure was or is required. These supplemental disclosures will not affect the merger consideration to be paid to the Company’s stockholders in connection with the Merger or the timing of the special meeting of the Company’s stockholders scheduled for 9:00 a.m., Eastern Time, on November 13, 2019 at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105.

Supplemental Disclosures

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

The carryover paragraph from pages 20 to 21 of the Proxy Statement is hereby amended by inserting the following new sentence immediately prior to the second-to-last sentence thereof:

At that time, Gregg Polle served as a director of the Company and as a Managing Director of Moelis. As previously disclosed in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2019, Mr. Polle refrained from participating in discussion of, and had abstained from voting on, whether to engage Moelis.

The carryover paragraph from pages 22 to 23 of the Proxy Statement is hereby amended by inserting the following new sentence at the end thereof:

In addition, as previously disclosed in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2019, Mr. Polle refrained from participating in discussion of, and had abstained from voting on, the Special Committee’s determination to engage Moelis.

The carryover paragraph from pages 32 to 33 of the Proxy Statement is hereby amended by inserting the following new sentence immediately after the third sentence thereof:

At no point prior to the execution and delivery of the Merger Agreement on August 18, 2019 did Party A convey to the Company or its advisors a proposal to provide liquidity to address the Company’s liquidity needs or related capital risks discussed in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2019.

The second-to-last sentence of the carryover paragraph from pages 35 to 36 of the Proxy Statement is hereby amended and restated to provide in its entirety as follows:

Ultimately, however, neither of these potential financing sources proposed any transactions with the Company other than supplemental financing to or replacement financing of a portion of the Company’s outstanding indebtedness.

The carryover paragraph from pages 35 to 36 of the Proxy Statement is hereby amended by inserting the following new sentence at the end thereof:

None of the 19 potential bidders contacted by Moelis, Party A or the other potential financing source mentioned in this paragraph entered into a confidentiality agreement with the Company or otherwise is bound by any agreement with the Company restricting its ability to make a takeover proposal.

The tables (inclusive of the footnotes thereto) on pages 45 to 46 of the Proxy Statement are hereby amended and restated to provide in their entirety as follows:

Empire Resorts Inc.

Long Term Financial Model

without Online Sportsbetting

($000’s)

	Forecast 2019	Forecast 2020	Forecast 2021	Forecast 2022	Forecast 2023	Forecast 2024
Statement of Operations
Revenues:
Gaming	$208,442	$241,321	$254,362	$265,779	$275,298	$280,804
Racing	$5,212	$5,316	$5,422	$5,531	$5,641	$5,754
Food & Beverage	$31,874	$35,622	$37,403	$38,899	$40,066	$40,867
Room	$13,981	$15,949	$16,746	$17,416	$17,939	$18,298
Other	$8,153	$8,968	$9,685	$10,073	$10,375	$10,582

Gross Revenue	$267,661	$307,176	$323,619	$337,698	$349,319	$356,306
Less: Promotional allowances	($30,124)	($33,878)	($35,572)	($36,995)	($38,105)	($38,867)

Net Revenue (a)	$237,538	$273,297	$288,046	$300,702	$311,214	$317,439

Total Operating costs and expenses	$249,499	$260,798	$273,457	$284,070	$292,782	$298,678

Net Income / Earnings	($125,151)	($96,801)	($94,670)	($92,526)	($68,816)	($66,809)

Adjusted EBITDA (per Credit Agreement) (b)	($11,961)	$12,499	$14,589	$16,632	$18,432	$18,760

Unlevered Free Cash Flows (c)	($24,903)	($2,891)	$3,849	$5,892	$7,692	$8,020

Projections inclusive of online sports gambling beginning in 2021:

Empire Resorts Inc.

Long Term Financial Model with

Online Sportsbetting

($000’s)

	Forecast 2019	Forecast 2020	Forecast 2021	Forecast 2022	Forecast 2023	Forecast 2024
Statement of Operations
Revenues:
Gaming	$208,442	$241,321	$254,862	$280,779	$301,298	$320,804
Racing	$5,212	$5,316	$5,422	$5,531	$5,641	$5,754
Food & Beverage	$31,874	$35,622	$37,403	$38,899	$40,066	$40,867
Room	$13,981	$15,949	$16,746	$17,416	$17,939	$18,298
Other	$8,153	$8,968	$9,685	$10,073	$10,375	$10,582

Gross Revenue	$267,661	$307,176	$324,119	$352,698	$375,319	$396,306
Less: Promotional allowances	($30,124)	($33,878)	($35,572)	($36,995)	($38,105)	($38,867)

Net Revenue (a)	$237,538	$273,297	$288,546	$315,702	$337,214	$357,439

Total Operating costs and expenses	$249,499	$260,798	$273,457	$284,070	$292,782	$298,678

Net Income / Earnings	($125,151)	($96,801)	($94,170)	($77,526)	($42,816)	($26,809)

Adjusted EBITDA (per Credit Agreement) (b)	($11,961)	$12,499	$15,089	$31,632	$44,432	$58,760

Unlevered Free Cash Flows (c)	($24,903)	($2,891)	$4,349	$20,892	$30,652	$41,139

(a)

Net revenues include gaming revenue, which is the aggregate of gaming wins and losses, as well as revenues from racing, food and beverage, rooms and other revenues less complimentary items provided to our patrons.

The Company uses gaming revenues and net revenues as a measure of the Company’s ability to attract and retain its patrons and to measure the effectiveness of its marketing programs.
(b)

Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is a non-GAAP measurement. EBITDA is calculated using net income and adding back income tax provisions, amortization of financing related fees and expenses, interest expense, amortization of capitalized interest, and depreciation and amortization expense and reducing it by interest income. EBITDA is the primary tool used by management to measure the Company’s operating results to meet its debt service, capital expenditure requirements and working capital requirements.

(c)

Unlevered free cash flows is a non-GAAP measurement. Unlevered free cash flows, as presented above, is defined as Adjusted EBITDA, less cash taxes, less changes in net working capital, less capital expenditures.

The first paragraph on page 46 of the Proxy Statement is hereby amended and restated to provide in its entirety as follows:

The summary financial projections excluded any impacts associated with the positive effect of a potential VLT facility in Orange County due to the inherent uncertainty of any such facility’s future operations, including due to the facts that no site for the facility had yet been approved by applicable county or local authorities, that no terms for the required mitigation agreement between the Company and the VLT facility operating at the Yonkers racetrack had yet been agreed to or approved by applicable gaming authorities and that various other necessary regulatory approvals had not yet been obtained. In addition, the summary financial projections exclude any impacts associated with the negative effect of any prospective opening of potential casino(s) in downstate New York and any impact of a potential management contract with Resorts World Casino New York City.

The carryover paragraph from page 49 to 50 of the Proxy Statement is hereby amended by inserting the following new sentences immediately before the last sentence thereof:

The public companies referred to in clause (i) of the immediately preceding sentence were the same companies referred to in the selected public companies analysis described below. In performing its DCF analysis of the Company, Moelis also selected a range of terminal multiples after considering the Enterprise Values as a multiple of estimated EBITDA(R) for calendar year 2020 of the companies referred to in the selected public companies analysis described below. Moelis believed a terminal multiple range consistent with 2020 estimated EBITDA(R) multiples was appropriate in the terminal year due to relatively minimal growth in existing markets. Based on the Company Forecasts, Moelis’ selected ranges of discount rates and terminal multiples implied perpetuity growth rates of 3.6% to 6.1% in the case of Scenario A and (0.5%) to 2.8% in the case of Scenario B.

The second paragraph on page 53 of the Proxy Statement is hereby amended by inserting the following new sentence immediately after the third sentence thereof:

In the two years prior to the date of Moelis’ opinion, Moelis had not been engaged by, and had not received any fees from, Kien Huat, GenM or their respective affiliates, other than the engagements by the Company just summarized.

The second paragraph on page 53 of the Proxy Statement is hereby further amended by inserting the following new sentence at the end thereof:

However, Mr. Polle was not a member of the investment banking deal team at Moelis assigned to work on Moelis’ engagement by the Special Committee.

Additional Information and Certain Information Regarding Participants

The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the proposed transaction. The Company has filed a definitive proxy statement and other relevant materials with the SEC on October 11, 2019 in connection with any such solicitation of proxies from Company stockholders. COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS IN THEIR ENTIRETY AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of the Company’s directors and executive officers in the Company’s common stock is included in their SEC filings on Forms 3, 4, and 5, which can be found through the Company’s website (http://www.empireresorts.com), or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials filed with the SEC in connection with the proposed transaction. Stockholders may obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Company’s website at http://www.empireresorts.com, or by writing to Empire Resorts, Inc., at c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701.

Forward-Looking Statements

The information in this Current Report on Form 8-K contains forward-looking statements, including forward-looking statements that reflect our expectations as to the completion and timing of the Merger, other information relating to the Merger, projected financial information and other forward-looking information, and often in statements identified by the words “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and variations of these terms and similar expression, or the negative of these terms or similar expressions. These statements are based on management’s current beliefs, expectations, plans, assumptions and objectives of the Company and are subject to significant risks and uncertainties. All forward-looking statements speak only as of the date as of which they are made. These statements are not guarantees and involve certain risks, uncertainties and assumptions concerning future events that are difficult to predict. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, risks related to the Merger, including the risk that the proposed Merger may not occur, the risk of unexpected costs or liabilities, delays due to regulatory review, the risk that certain closing conditions may not be timely satisfied or waived, the risk of litigation, the risk that any announcements relating to the proposed Merger could have adverse effects on the market price of the Company’s Common Stock, and the risk that general and business conditions may change. Risk factors are detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and subsequent reports filed with the SEC. Such reports are available on the SEC’s website (www.sec.gov). We caution you not to place undue reliance on any forward-looking statements, which are made as of the date hereof or as otherwise specified herein. The Company undertakes no obligation to update any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2019

EMPIRE RESORTS, INC.

By:	/s/ Ryan Eller
Name:	Ryan Eller
Title:	President and Chief Executive Officer